Emerson Reports Third Quarter 2023 Results; Updates 2023 Outlook
ST. LOUIS (August 2, 2023) - Emerson (NYSE: EMR) today reported results for its third quarter ended June 30, 2023 and updated its full year outlook for fiscal 2023, which are presented on a continuing operations basis. Emerson also declared a quarterly cash dividend of $0.52 per share of common stock payable September 11, 2023 to stockholders of record August 11, 2023.

(dollars in millions, except per share)	2022 Q3	2023 Q3	Change
Underlying Orders[1]			3%
Net Sales	$3,465	$3,946	14%
Underlying Sales[2]			14%
Pretax Earnings	$378	$761
Margin	10.9%	19.3%	840 bps
Adjusted Segment EBITA[3]	$806	$1,060
Margin	23.2%	26.9%	370 bps
GAAP Earnings Per Share	$0.38	$1.03	171%
Adjusted Earnings Per Share[4]	$0.92	$1.29	40%
Operating Cash Flow	$479	$842	76%
Free Cash Flow	$420	$769	83%
Management Commentary
“Emerson delivered another exceptional quarter of underlying sales growth and solid financial and operational results, driven by our highly differentiated portfolio of capabilities and offerings,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “We continue to advance our growth and profitability as a leading automation company, underpinned by the Emerson Management System and the world-class execution of our talented global team.”
Karsanbhai continued, “Our performance over the last nine months demonstrates the strength of our technology and the strategic benefits of our exposure to attractive end-markets. As we close out 2023 and look ahead to 2024, Emerson is uniquely positioned, based on the breadth and depth of our capabilities and long-standing customer relationships, to capture our customers' investments in energy security and affordability, sustainability and decarbonization, digital transformation, and nearshoring. We look forward to delivering continued shareholder value as we build on our momentum across our business.”
2023 Outlook
The following tables summarize the fiscal year 2023 guidance framework for continuing operations which was increased from prior guidance. The 2023 outlook includes $2 billion returned to shareholders through share repurchases completed in the first quarter and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

2023
Net Sales Growth	~10.5%
Underlying Sales Growth	~10%
Earnings Per Share	$3.54 - $3.59
Amortization of Intangibles	~$0.61
Restructuring / Related Costs	~$0.16
Russia Exit Costs	$0.08
AspenTech Micromine Purchase Price Hedge	($0.02)
Acquisition / Divestiture Fees	~$0.10
NI Investment Gain	~($0.07)
Interest Income on Undeployed Proceeds	~($0.19)
Copeland Equity Loss	~$0.19
Adjusted Earnings Per Share	$4.40 - $4.45
Operating Cash Flow	$2.5B - $2.6B
Free Cash Flow	$2.2B - $2.3B

1 Underlying orders does not include AspenTech.
2 Underlying sales excludes the impact of currency translation, and acquisitions and divestitures. Heritage AspenTech and Emerson's businesses contributed to AspenTech will be included in underlying sales beginning in 2023 Q4.
3 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
4 Adjusted EPS excludes restructuring and related costs, NI investment gains, acquisition/divestiture costs, write-offs associated with Emerson's Russia exit, an AspenTech Micromine purchase price hedge, the income/loss of Emerson's 40% share of Copeland, interest income on undeployed proceeds and intangibles amortization expense. Post-Copeland transaction close, adjusted EPS now includes the interest on the Copeland note receivable valued at $0.02 and approximately $0.06 for the third quarter and fiscal year 2023, respectively.
Conference Call
Today, beginning at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time, Emerson management will discuss the third quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the Company's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, the proposed National Instruments transaction, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Contacts

Investors:	Media:
Colleen Mettler	Joseph Sala / Tanner Kaufman / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended June 30		Nine Months Ended June 30

	2022	2023	2022	2023

Net sales	$3,465	$3,946	$9,912	$11,075
Cost of sales	1,879	1,952	5,435	5,660
SG&A expenses	894	1,042	2,631	3,072
Gain on subordinated interest	—	—	(453)	—
Other deductions, net	264	191	330	420
Interest expense, net	50	10	140	111
Interest income from related party[1]	—	(10)	—	(10)
Earnings from continuing operations before income taxes	378	761	1,829	1,822
Income taxes	123	158	399	390
Earnings from continuing operations	255	603	1,430	1,432
Discontinued operations, net of tax	697	8,763	1,092	11,030
Net earnings	952	9,366	2,522	12,462
Less: Noncontrolling interests in subsidiaries	31	14	31	(13)
Net earnings common stockholders	$921	$9,352	$2,491	$12,475

Earnings common stockholders
Earnings from continuing operations	$226	$592	$1,400	$1,451
Discontinued operations	695	8,760	1,091	11,024
Net earnings common stockholders	$921	$9,352	$2,491	$12,475

Diluted avg. shares outstanding	596.2	574.0	596.9	578.1

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.38	$1.03	$2.34	$2.51
Discontinued operations	1.16	15.25	1.83	19.05
Diluted earnings per common share	$1.54	$16.28	$4.17	$21.56

	Quarter Ended June 30		Nine Months Ended June 30

	2022	2023	2022	2023
Other deductions, net
Amortization of intangibles	$93	$120	$207	$357
Restructuring costs	29	12	44	41
Other	142	59	79	22
Total	$264	$191	$330	$420
[1] Represents interest on the Copeland note receivable.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended June 30
	2022	2023
Assets
Cash and equivalents	$2,529	$9,957
Receivables, net	2,135	2,491
Inventories	1,830	2,085
Other current assets	1,357	1,227
Current assets held-for-sale	1,524	—
Total current assets	9,375	15,760
Property, plant & equipment, net	2,276	2,268
Goodwill	14,028	14,131
Other intangible assets	6,772	6,147
Copeland note receivable and equity investment	—	3,359
Other	2,353	2,508
Noncurrent assets held-for-sale	2,238	—
Total assets	$37,042	$44,173

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$3,227	$667
Accounts payable	1,228	1,218
Accrued expenses	3,013	4,729
Current liabilities held-for-sale	1,344	—
Total current liabilities	8,812	6,614
Long-term debt	8,367	7,642
Other liabilities	3,385	3,504
Noncurrent liabilities held-for-sale	191	—
Equity
Common stockholders' equity	10,315	20,464
Noncontrolling interests in subsidiaries	5,972	5,949
Total equity	16,287	26,413
Total liabilities and equity	$37,042	$44,173

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Nine Months Ended June 30
	2022	2023
Operating activities
Net earnings	$2,522	$12,462
Earnings from discontinued operations, net of tax	(1,092)	(11,030)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	571	780
Stock compensation	91	198
Changes in operating working capital	(361)	(369)
Gain on subordinated interest	(453)	—
Other, net	(43)	(322)
Cash from continuing operations	1,235	1,719
Cash from discontinued operations	470	(439)
Cash provided by operating activities	1,705	1,280

Investing activities
Capital expenditures	(199)	(194)
Purchases of businesses, net of cash and equivalents acquired	(5,615)	—
Proceeds from subordinated interest	438	15
Proceeds from related party note receivable	—	918
Other, net	(38)	(124)
Cash from continuing operations	(5,414)	615
Cash from discontinued operations	439	12,485
Cash provided by (used in) investing activities	(4,975)	13,100

Financing activities
Net increase (decrease) in short-term borrowings	1,633	(1,476)
Proceeds from short-term borrowings greater than three months	1,162	395
Payments of short-term borrowings greater than three months	(445)	(400)
Proceeds from long-term debt	2,975	—
Payments of long-term debt	(512)	(744)
Dividends paid	(918)	(900)
Purchases of common stock	(418)	(2,000)
AspenTech purchases of common stock	—	(100)
Payment of related party note payable	—	(918)
Other, net	80	(159)
Cash provided by (used in) financing activities	3,557	(6,302)

Effect of exchange rate changes on cash and equivalents	(112)	75
Increase in cash and equivalents	175	8,153
Beginning cash and equivalents	2,354	1,804
Ending cash and equivalents	$2,529	$9,957

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended June 30
	2022	2023	Reported	Underlying

Sales
Final Control	$905	$1,035	14%	16%
Measurement & Analytical	788	913	16%	20%
Discrete Automation	633	668	6%	6%
Safety & Productivity	360	363	1%	—%
Intelligent Devices	$2,686	$2,979	11%	13%

Control Systems & Software	568	663	17%	19%
AspenTech	239	320	34%	—%
Software and Control	$807	$983	22%	19%

Eliminations	(28)	(16)
Total	$3,465	$3,946	14%	14%

Sales Growth by Geography
Quarter Ended June 30
Americas	11%
Europe	13%
Asia, Middle East & Africa	20%

Table 4 cont.

	Nine Months Ended June 30
	2022	2023	Reported	Underlying

Sales
Final Control	$2,606	$2,889	11%	15%
Measurement & Analytical	2,294	2,550	11%	16%
Discrete Automation	1,894	1,969	4%	7%
Safety & Productivity	1,066	1,034	(3)%	(2)%
Intelligent Devices	$7,860	$8,442	7%	11%

Control Systems & Software	1,711	1,892	11%	15%
AspenTech	405	793	96%	—%
Software and Control	$2,116	$2,685	27%	15%

Eliminations	(64)	(52)
Total	$9,912	$11,075	12%	12%

Sales Growth by Geography
Nine Months Ended June 30
Americas	13%
Europe	10%
Asia, Middle East & Africa	11%

Table 4 cont.

	Quarter Ended June 30		Quarter Ended June 30
	2022		2023
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$150	$191	$245	$266
Margins	16.6%	21.2%	23.7%	25.7%
Measurement & Analytical	189	197	257	263
Margins	23.9%	25.1%	28.1%	28.7%
Discrete Automation	115	124	124	144
Margins	18.2%	19.6%	18.5%	21.4%
Safety & Productivity	69	75	82	88
Margins	19.3%	20.6%	22.7%	24.3%
Intelligent Devices	$523	$587	$708	$761
Margins	19.5%	21.9%	23.7%	25.5%

Control Systems & Software	77	90	144	151
Margins	13.5%	15.7%	21.8%	22.8%
AspenTech	57	129	27	148
Margins	23.7%	53.8%	8.2%	46.1%
Software and Control	$134	$219	$171	$299
Margins	16.5%	27.0%	17.4%	30.4%

Corporate items and interest expense, net:
Stock compensation	(15)	(15)	(56)	(56)
Unallocated pension and postretirement costs	25	25	42	42
Corporate and other	(239)	(15)	(43)	(19)
Copeland equity method investment loss	—	—	(61)	—
Interest expense, net	(50)	—	(10)	—
Interest income from related party[1]	—	—	10	—

Pretax Earnings / Adjusted EBITA	$378	$801	$761	$1,027
Margins	10.9%	23.1%	19.3%	26.0%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$806		$1,060
Margins		23.2%		26.9%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended June 30		Quarter Ended June 30
	2022		2023
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$23	$18	$22	$(1)
Measurement & Analytical	4	4	5	1
Discrete Automation	8	1	8	12
Safety & Productivity	7	(1)	7	(1)
Intelligent Devices	$42	$22	$42	$11

Control Systems & Software	6	7	6	1
AspenTech	71	1	121	—
Software and Control	$77	$8	$127	$1

Corporate	—	10	—	1
Total	$119	$40	$169	$13

[1] Amortization of intangibles includes $31 and $49 reported in cost of sales for the three months ended June 30, 2022 and 2023, respectively.
[2] Restructuring and related costs includes $11 and $1 reported in cost of sales and selling, general and administrative expenses for the three months ended June 30, 2022 and 2023, respectively.

	Quarter Ended June 30
	2022	2023

Depreciation and Amortization
Final Control	$53	$39
Measurement & Analytical	27	26
Discrete Automation	22	20
Safety & Productivity	15	15
Intelligent Devices	117	100

Control Systems & Software	24	22
AspenTech	72	123
Software and Control	96	145

Corporate	9	12
Total	$222	$257

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)
The following table shows the Company's corporate and other expenses on an adjusted basis. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended June 30
Corporate and Other	2022		2023
Corporate and other (GAAP)	$(239)		$(43)
Corporate restructuring and related costs	1		1
National Instruments investment gain	—		(12)
Acquisition / divestiture costs	61		38
Russia business exit	162	1	—
AspenTech Micromine purchase price hedge	—		(3)

Adjusted corporate and other (Non-GAAP)	$(15)		$(19)

[1] The Russia business exit charge includes $9 of restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, interest income on undeployed proceeds, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended June 30
	2022	2023

Pretax earnings	$378	$761
Percent of sales	10.9%	19.3%
Interest expense, net	50	10
Interest income from related party[1]	—	(10)
Amortization of intangibles	119	169
Restructuring and related costs	31	13
Acquisition/divestiture costs	61	38
National Instruments investment gain	—	(12)
Copeland equity method investment loss	—	61
Russia business exit	162	—
AspenTech Micromine purchase price hedge	—	(3)
Adjusted EBITA	$801	$1,027
Percent of sales	23.1%	26.0%

	Quarter Ended June 30
	2022	2023

GAAP earnings from continuing operations per share	$0.38	$1.03

Amortization of intangibles	0.12	0.15
Restructuring and related costs	0.04	0.02
Acquisition/divestiture costs and pre-acquisition interest on AspenTech debt	0.09	0.07
National Instruments investment gain	—	(0.02)
Interest income on undeployed proceeds from Copeland transaction	—	(0.05)
Copeland equity method investment loss	—	0.09
Russia business exit	0.29	—

Adjusted earnings from continuing operations per share	$0.92	$1.29

Less: AspenTech contribution to adjusted earnings per share		(0.11)

Adjusted earnings per share excluding AspenTech contribution		$1.18

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended June 30, 2023
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$761		$158	$603	$11	$592	$1.03
Amortization of intangibles	169	[1]	39	130	42	88	0.15
Restructuring and related costs	13	[2]	3	10	—	10	0.02
Acquisition/divestiture costs	38		2	36	—	36	0.07
National Instruments investment gain	(12)		(3)	(9)	—	(9)	(0.02)
Interest income on undeployed proceeds	(35)		(8)	(27)	—	(27)	(0.05)
Copeland equity method investment loss	61		10	51	—	51	0.09
AspenTech Micromine purchase price hedge	(3)		(1)	(2)	(1)	(1)	0.00
Adjusted (Non-GAAP)	$992		$200	$792	$52	$740	$1.29
Interest expense, net (excluding interest income on undeployed proceeds)	45
Interest income from related party[4]	(10)
Adjusted EBITA (Non-GAAP)	$1,027

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $1 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 56 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 44 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income, stock compensation and the Micromine purchase price hedge.

Quarter Ended June 30, 2023
	Pretax Earnings		Income Taxes (Benefit)		Earnings from Cont. Ops.	Non-Controlling Interests[5]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$23	1	$(4)		$27
Interim tax reporting/Other	(1)		2	2	(3)
Reported in Emerson consolidation (GAAP)	22		(2)		24	10	14	$0.02

Adjustments:
Amortization of intangibles	121	3	26		95	42	53	0.09
AspenTech Micromine purchase price hedge	(3)	4	(1)		(2)	(1)	(1)	0.00
Adjusted (Non-GAAP)	$140		$23		$117	$51	$66	$0.11
Interest income	(13)	4
Stock compensation	21	4
Adjusted Segment EBITA (Non-GAAP)	$148

Reconciliation to Segment EBIT

Pre-tax earnings	$22
Interest income	(13)	4
Stock compensation	21	4
Micromine purchase price hedge	(3)	4
Segment EBIT (GAAP)	$27
Amortization of intangibles	121	3
Adjusted Segment EBITA (Non-GAAP)	$148

[1] Amount reflects AspenTech's pretax earnings for the three months ended June 30, 2023 as reported in its quarterly earnings release 8-K.
2 GAAP income taxes reported by AspenTech differ from the amount reflected in Emerson's consolidated financial statements due to the application of the ASC 740 tax rules at the AspenTech entity level in their stand-alone publicly reported financial statements as compared to the amount computed at the Emerson consolidated level.

[3] Amortization of intangibles includes $47 reported in cost of sales.
[4] Reported in Emerson corporate line items.
[5] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other					Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

Q3 FY23 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	14%	16%	6%	1%	11%
(Favorable) / Unfavorable FX	1%	1%	—%	(1)%	1%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	1%	3%	—%	—%	1%
Underlying (Non-GAAP)	16%	20%	6%	—%	13%

Q3 FY23 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control		Emerson
Reported (GAAP)	17%	34%	22%		14%
(Favorable) / Unfavorable FX	1%	—%	—%		1%
(Acquisitions)	—%	(34)%	(4)%		(2)%
Divestitures	1%		1%		1%
Underlying (Non-GAAP)	19%	—%	19%		14%

Nine Months Ended June 30, 2023 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	11%	11%	4%	(3)%	7%
(Favorable) / Unfavorable FX	3%	3%	3%	1%	3%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	1%	2%	—%	—%	1%
Underlying (Non-GAAP)	15%	16%	7%	(2)%	11%

Nine Months Ended June 30, 2023 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control		Emerson
Reported (GAAP)	11%	96%	27%		12%
(Favorable) / Unfavorable FX	3%	—%	3%		3%
(Acquisitions)	—%	(96)%	(16)%		(4)%
Divestitures	1%	—%	1%		1%
Underlying (Non-GAAP)	15%	—%	15%		12%

2023E August Guidance Underlying Sales	FY23E
Reported (GAAP)	~ 10.5%
(Favorable) / Unfavorable FX	~ 1.5%
(Acquisitions)	~ (2.5)%
Divestitures	~ 0.5%
Underlying (Non-GAAP)	~ 10%

Final Control Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$150	$245	16.6%	23.7%
Amortization of intangibles and restructuring and related costs	41	21	4.6%	2.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$191	$266	21.2%	25.7%

Measurement & Analytical Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$189	$257	23.9%	28.1%
Amortization of intangibles and restructuring and related costs	8	6	1.2%	0.6%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$197	$263	25.1%	28.7%

Discrete Automation Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$115	$124	18.2%	18.5%
Amortization of intangibles and restructuring and related costs	9	20	1.4%	2.9%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$124	$144	19.6%	21.4%

Safety & Productivity Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$69	$82	19.3%	22.7%
Amortization of intangibles and restructuring and related costs	6	6	1.3%	1.6%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$75	$88	20.6%	24.3%

Intelligent Devices Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$523	$708	19.5%	23.7%
Amortization of intangibles and restructuring and related costs	64	53	2.4%	1.8%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$587	$761	21.9%	25.5%

Control Systems & Software Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$77	$144	13.5%	21.8%
Amortization of intangibles and restructuring and related costs	13	7	2.2%	1.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$90	$151	15.7%	22.8%

AspenTech Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$57	$27	23.7%	8.2%
Amortization of intangibles and restructuring and related costs	72	121	30.1%	37.9%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$129	$148	53.8%	46.1%

Software and Control Adjusted EBITA	Q3 2022	Q3 2023	Q3 2022	Q3 2023
Business Segment EBIT / EBIT margin (GAAP)	$134	$171	16.5%	17.4%
Amortization of intangibles and restructuring and related costs	85	128	10.5%	13.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$219	$299	27.0%	30.4%

Total Business Segment Adjusted EBITA Margin	Q3 2022	Q3 2023	Q3 2022	Q3 2023	Change
Pretax earnings / margin (GAAP)	$378	$761	10.9%	19.3%	840 bps
Corporate items and interest expense, net	279	118	8.1%	3.0%	(510)bps
Total Business Segment EBIT / margin	$657	$879	19.0%	22.3%	330 bps
Amortization of intangibles and restructuring and related costs	$149	$181	4.2%	4.6%	40 bps
Adjusted Total Business Segment EBITA / margin (Non-GAAP)	$806	$1,060	23.2%	26.9%	370 bps

Q3 Earnings Per Share	Q3 FY22	Q3 FY23	Change
Earnings per share (GAAP)	$0.38	$1.03	171%
Amortization of intangibles	0.12	0.15
Restructuring and related costs	0.04	0.02
Acquisition/divestiture costs	0.09	0.07
National Instruments investment gain	—	(0.02)
Interest income on undeployed proceeds	—	(0.05)
Copeland equity method investment loss	—	0.09
Russia business exit	0.29	—
Adjusted earnings per share (Non-GAAP)	$0.92	$1.29	40%

2023E August Guidance Earnings Per Share	FY23E
Earnings per share (GAAP)	$3.54 - $3.59
Amortization of intangibles	~ 0.61
Restructuring and related costs	~ 0.16
Russia business exit	0.08
AspenTech Micromine purchase price hedge	(0.02)
Acquisition/divestiture fees	~ 0.10
National Instruments investment gain	~ (0.07)
Interest income on undeployed proceeds	~ (0.19)
Copeland equity loss	~ 0.19
Adjusted earnings per share (Non-GAAP)	$4.40 - $4.45

Cash Flow	Q3 FY22	Q3 FY23	Change	FY23E ($ in billions)
Operating cash flow (GAAP)	$479	$842	76%	$2.5 - $2.6
Capital expenditures	(59)	(73)	7%	~(0.3)
Free cash flow (Non-GAAP)	$420	$769	83%	$2.2 - $2.3

Note 1: Underlying sales and orders exclude the impact of acquisitions, divestitures and currency translation.
Note 2: All fiscal year 2023E figures are approximate, except where range is given.